SUPPLEMENT TO THE
ADMINISTRATOR CLASS PROSPECTUSES
OF
WELLS FARGO FIXED INCOME FUNDS
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE RETIREMENT FUNDS
WELLS FARGO U.S. EQUITY FUNDS
(Each a “Fund”, together the “Funds”)

Effective on or around September 16, 2019, the section entitled “Share Class Eligibility” is amended to add the following information:

Share Class Eligibility The following bullet point is added to the bulleted list within the section:

■	Individual investors who purchase through an intermediary-sponsored self-directed brokerage account program that may or may not charge transaction fees.

August 15, 2019	TDAM089/P603SP